Exhibit 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each undersigned director of CADMUS COMMUNICATIONS CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Corporation") hereby constitutes and appoints C. Stephenson Gillispie, Jr., Bruce V. Thomas and David E. Bosher (with full power to each of them to act alone) as true and lawful attorneys-in-fact and agents for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 or any other appropriate form and all amendments (including post-effective amendments) thereto with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933 of common stock of the Corporation to be issued by the Corporation under the 1997 Non-Employee Director Stock Compensation Plan; granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done hereof.

         IN WITNESS WHEREOF, each undersigned director has hereunto set his or her hand and seal, as of the date specified.

Dated:  November 12, 1998


/s/ Frank Daniels, III                          /s/ Russell M. Robinson, II
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     Frank Daniels, III                              Russell M. Robinson, II


/s/ G. Waddy Garrett                            /s/ John W. Rosenblum
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     G. Waddy Garrett                                John W. Rosenblum


/s/ Jeanne M. Liedtka                           /s/ Wallace Stettinius
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     Jeanne M. Liedtka                               Wallace Stettinius


/s/ John D. Munford                             /s/ Bruce A. Walker
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     John D. Munford                                 Bruce A. Walker


/s/ John C. Purnell, Jr.                        /s/ David G. Wilson, Jr.
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     John C. Purnell, Jr.                            David G. Wilson, Jr.


/s/ Jerry I. Reitman
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Jerry I. Reitman